UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 30, 2010

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD (Address of principal executive offices)	57104 (Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On September 30, 2010, the Board of Directors of HF Financial Corp. (the “Company”), upon recommendation of its Nominating and Corporate Governance Committee, appointed Michael M. Vekich as a Class I director to fill the vacancy created by the resignation of William G. Pederson in May 2010. The Board has determined that Mr. Vekich is an independent director under the NASDAQ Marketplace Rules and has also appointed him to the Audit Committee and the Nominating & Corporate Governance Committee.

Mr. Vekich, age 62, is the Chair and Chief Executive Officer of Vekich Associates Chartered, independent accountants and management advisors, which he founded in 1998. He is a business and financial advisor specializing in strategic planning and board governance. Mr. Vekich served as Executive Chairman of Skyline Exhibits, a trade show exhibit and manufacturing company, from 2005 to July 2010. He was an incorporator and director of Tradition Capital Bank, a privately-held community bank, from 2005-2009, including serving as Audit Committee Chair, and a director of Ciprico, Inc., a publicly-held company which engaged in the creation, design, manufacture, and marketing of storage solutions for digital media assets, from 2003-2007, including serving as Lead Director, Chair of the Audit Committee, and Chair of the Governance Committee. In addition, he was appointed Chair of the Governor’s 21st Century Tax Reform Commission (2008-2009), Vice-Chair of the Minnesota Ballpark Authority Commission (2006-Present) and a member of the Rochester (MN) Higher Education Development Committee (2005-2006). He has also served as Chair of the Board of Directors of the Minnesota Partnership for Action Against Tobacco (MPAAT) (2003 - 2007) and Chair of the Board of Trustees of Minnesota State Colleges and Universities (MnSCU) (1996 - 2002, and reappointed in 2010). A CPA, Mr. Vekich also is Vice Chair of the Minnesota State Board of Accountancy (2005 — Present). Mr. Vekich received his B.A. from the University of Minnesota — Duluth.

There are no arrangements or understandings between Mr. Vekich and any other person pursuant to which Mr. Vekich was elected as a director. There are no familial relationships between Mr. Vekich and any of our other directors or executive officers and no transactions in which Mr. Vekich has an interest requiring disclosure under Item 404(a) of Regulation S-K.

We issued a press release regarding Mr. Vekich’s appointment on October 6, 2010, which is attached hereto as Exhibit 99.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibits are filed with this report:

Exhibit Number	Description
99	Press Release issued by the Company on October 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp
(Registrant)

Date: October 6, 2010	By:	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
and Chief Executive Officer
(Duly Authorized Officer)

Date: October 6, 2010	By:	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer, and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release.